SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549

                   ___________________________________________


                                    FORM 8-K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                 Date of Report
                       (Date of earliest event reported):

                                  June 13, 1997

                    ________________________________________


                            THERMO CARDIOSYSTEMS INC.
             (Exact name of Registrant as specified in its charter)


   Massachusetts                   1-10114                          04-3027040
   (State or other               (Commission                  (I.R.S. Employer
   jurisdiction of               File Number)           Identification Number)
   incorporation or
   organization)


   470 Wildwood Street
   P. O. Box 2697
   Woburn, Massachusetts                                            01888-2697
   (Address of principal executive offices)                         (Zip Code)


                                 (617) 622-1000
                         (Registrant's telephone number
                              including area code)
PAGE
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   Item 5.  Other Events
            ------------

         On June 13, 1997, Thermo Cardiosystems Inc. (the "Company") announced that its board of directors has authorized the repurchase, through June 12, 1998, of up to $20,000,000 of its own common stock in the open market, or in negotiated transactions. The Company will repurchase such shares when they are available at prices the Company considers attractive.

   Item 7.  Financial Statements, Pro Forma Combined Condensed Financial
            ------------------------------------------------------------
            Information and Exhibits
            ------------------------

            (a) Financial Statements of Business Acquired: not applicable.

            (b) Pro Forma Combined Condensed Financial Information: not
                applicable.

            (c) Exhibits

                99  Press Release of the Company, dated June 13, 1997



                               SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized, on this 13th day of June, 1997.



                                             THERMO CARDIOSYSTEMS INC.


                                             By: /s/ Jonathan W. Painter
                                                 -----------------------
                                                 Jonathan W. Painter
                                                 Treasurer